                                                                 EXHIBIT 3.33

                                                                     FILED

                                                                  APR 15 1985

                                                                     10 AM

                                                               /s/ [ILLEGIBLE]

                                                              SECRETARY OF STATE

                          CERTIFICATE OF INCORPORATION

                                       OF

                           K-H ACQUISITION CORPORATION

                                    * * * * *

                  1. The name of the corporation is

                           K-H ACQUISITION CORPORATION

                  2. The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

                  3. The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

                  4. The total number of shares of stock which the corporation shall have authority to issue is one thousand (1,000) and the par value of each of such shares is One Dollar ($1.00) amounting in the aggregate to One
Thousand Dollars ($1,000.00).

                  5. The name and mailing address of each incorporator is as follows:

      NAME                              MAILING ADDRESS
      ----                              ---------------
D. A. Hampton                    Corporation Trust Center
                                 1209 Orange Street
                                 Wilmington, Delaware 19801

S. M. Fraticelli                 Corporation Trust Center
                                 1209 Orange Street
                                 Wilmington, Delaware 19801

S. J. Eppard                     Corporation Trust Center
                                 1209 Orange Street
                                 Wilmington, Delaware 19801

                  6. The corporation is to have perpetual existence.

                  7. In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized to make, alter or repeal the by-laws of the corporation.

                  8. Elections of directors need not be by written ballot unless the by-laws of the corporation shall so provide.

                  Meetings of stockholders may be held within or without the State of Delaware, as the by-laws may provide. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the by-laws of the corporation.

                  Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

                  9. The corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

                  WE, THE UNDERSIGNED, being each of the incorporators hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, hereby declaring and certifying that this is our act and deed and the facts herein stated are true, and accordingly have hereunto set our hands this 15th day of April, 1985.

                                                          /s/ D. A. Hampton
                                                         -----------------------
                                                           D. A. Hampton

                                                          /s/ S. M. Fraticelli
                                                         -----------------------
                                                           S. M. Fraticelli

                                                          /s/ S. J. Eppard
                                                         -----------------------
                                                           S. J. Eppard

                                                                    FILED

                                                                 JUL 8 1985

                                                                    10 AM

                                                                /s/[ILLEGIBLE]
                                                              SECRETARY OF STATE

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                            BEFORE PAYMENT OF CAPITAL

                                       OF

                           K-H ACQUISITION CORPORATION

         The undersigned, being the sole director of K-H ACQUISITION CORPORATION, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware

         DOES HEREBY CERTIFY:

                  FIRST: That Article 1. of the Certificate of Incorporation be and it hereby is amended to read as follows:

                  1. The name of the corporation is WESTERN WHEEL HUNTINGTON,
                     INC.

         SECOND: That the corporation has not received any payment for any of its stock.

         THIRD: That the amendment was duly adopted in accordance with the provisions of section 241 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, we have signed this certificate this 24th day of June, 1985.

                                              /s/ Barry J. Miller
                                              ----------------------------------
                                              Barry J. Miller, Sole Director

     STATE OF DELAWARE
    SECRETARY OF STATE
 DIVISION OF CORPORATIONS
FILED 03:00 PM 07/20/1994
   944133970 - 2059359

                            CERTIFICATE OF AMENDMENT

                                     TO THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                         WESTERN WHEEL HUNTINGTON, INC.

         WESTERN WHEEL HUNTINGTON, INC., originally incorporated under the name "K-H ACQUISITION CORPORATION", a corporation organized and existing under the General Corporation Law, DOES HEREBY CERTIFY:

         FIRST: The original certificate of incorporation was filed on April 15, 1985, with the Secretary of State of the State of Delaware.

         SECOND: The amendment to the certificate of incorporation set forth herein was duty adopted in accordance with the provisions of Section 242 of the General Corporation Law.

         THIRD: Article 1 of the certificate of incorporation is hereby amended to read in its entirety as follows:

                  1. The name of the corporation is:

                    HAYES WHEELS INTERNATIONAL-INDIANA, INC.

         FOURTH: The certificate of incorporation is further amended to add thereto Article 10, to read as follows:

                  10. A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit.

         IN WITNESS WHEREOF, WESTERN WHEEL HUNTINGTON, INC. has caused this certificate to be signed by R. Cucuz, its Chairman of the Board of Directors,
and attested by Barry J. Miller, its Assistant Secretary, this     day of July
1994.

                                        WESTERN WHEEL HUNTINGTON, INC.

                                        By: /s/ R. Cucuz
                                            ----------------------------------
                                                R. Cucuz
                                                Chairman of the Board of
                                                Directors

ATTEST:

/s/ Barry J. Miller
----------------------------------
Barry J. Miller
Assistant Secretary

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                   HAYES WHEELS INTERNATIONAL - INDIANA, INC.

         HAYES WHEELS INTERNATIONAL - INDIANA, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify as follows:

         FIRST: The Corporation's Certificate of Incorporation was filed on April 15,1985, with the Secretary of State of the State of Delaware.

         SECOND: The amendment to the Certificate of Incorporation set forth herein was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

         THIRD: ARTICLE FIRST of the Certificate of Incorporation is hereby amended to read in its entirety as follows:

                  FIRST: The name of the Corporation is HAYES LEMMERZ INTERNATIONAL - INDIANA, INC.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed in its name and on its behalf and attested on this 7th day of January, 1998 by duly authorized officers of the Corporation.

                                        HAYES WHEELS INTERNATIONAL -
                                        INDIANA, INC.

                                        By: /s/ William D. Shovers
                                            ------------------------------------
                                            Name:  William D. Shovers
                                            Title: Vice President - Finance

ATTEST:

By: /s/ Patrick B. Carey
    ----------------------------
    Name:  Patrick B. Carey
    Title: Assistant Secretary

                                                           STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 10:00 AM 02/09/1998
                                                          981050623 - 2059359

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                   HAYES LEMMERZ INTERNATIONAL - INDIANA, INC.

         HAYES LEMMERZ INTERNATIONAL - INDIANA, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify as follows:

         FIRST: The Corporation's Certificate of Incorporation was filed on April 15,1985, with the Secretary of the State of Delaware.

         SECOND: The amendment to the Certificate of Incorporation set forth herein was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

         THIRD: ARTICLE FIRST of the Certificate of Incorporation is hereby amended to read in its entirety as follows:

                  FIRST: The name of the corporation is HAYES LEMMERZ INTERNATIONAL - HUNTINGTON, INC.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed in its name and on its behalf and attested on this 17th day of June, 1999 by duly authorized officers of the Corporation.

                                        HAYES LEMMERZ INTERNATIONAL -
                                        INDIANA, INC.

                                        By: /s/ William D. Shovers
                                            ------------------------------------
                                            Name:  William D. Shovers
                                            Title: Vice President

ATTEST:

By: /s/ Patrick B. Carey
    ----------------------------
    Name:  Patrick B. Carey
    Title: Assistant Secretary

                                                           STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 04:30 PM 06/18/1999
                                                          991250249 - 2059359